Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the "Depository"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depository (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                            REGISTERED

                                LOEWS CORPORATION

                           6 3/4% SENIOR NOTE DUE 2006

                                                                 CUSIP 540424AK4


No. 001                                                           US$200,000,000

     LOEWS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of Two Hundred Million Dollars ($200,000,000) on December 15, 2006, and to pay interest thereon from December 9, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing June 15, 1997, at the rate of 6 3/4% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business of the Regular Record Date for such interest payment, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however,
                                                      --------  -------
that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This security is one of a duly authorized issue of securities of the Company (the "Debt Securities"), issued or to be issued in one or more series under an indenture, dated as of March 1, 1986, as amended and supplemented by a supplemental indenture (the "Supplemental Indenture"), dated as of March 30, 1993 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the series designated on the face hereof limited in aggregate principal amount to $300,000,000.

     The Debt Securities of this series are not subject to redemption prior to maturity.

     If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Debt Securities to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

     Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Debt Securities of this series are issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series of different authorized denominations, as requested by the Holder surrendering the same.

     As provided in the Indenture and subject to certain limitations set forth, the transfer of this Debt Security is registerable in the Security Register of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     This Debt Security is in the form of a Global Security as provide in the Indenture. If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository for this Debt Security or if at any time the Depository for this series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall

                                        2

appoint a successor Depository with respect to this Debt Security. If a successor Depository for this Debt Security is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of certificates representing Debt Securities of this series in exchange for this Debt Security, will authenticate and deliver, certificates representing Debt Securities of this series of like tenor and terms in an aggregate principal amount equal to the principal amount of this Debt Security in exchange for this Debt Security.

     The Company may at any time and in its sole discretion determine that this Debt Security or portion hereof shall no longer be represented in the form of a Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of certificates representing Debt Securities of this series in exchange in whole or in part for this Debt Security, will authenticate and deliver certificates representing Debt Securities of this series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Debt Security or portion hereof in exchange for this Debt Security.

     If specified by the Company pursuant to the Indenture with respect to this Debt Security, the Depository may surrender this Debt Security in exchange in whole or in part for certificates representing Debt Securities of this series of like tenor and terms in definitive form on such terms as are acceptable to the Company and the Depository. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without a service charge,
(1) to each Holder specified by the Security Registrar or the Depository a certificate or certificates representing Debt Securities of this series of like tenor and terms and of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such Holder's beneficial interest as specified by the Security Registrar or the Depository in this Debt Security; and (2) to the Depository a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Debt Security and the aggregate principal amount of certificates representing Debt Securities delivered to Holders thereof.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due representation of this Debt Security for registration or transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal or of interest in this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental hereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Debt Securities of this series are subject to defeasance at the option of the Company as provided in the Indenture.

     All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                        3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     December 9, 1996
                                        LOEWS CORPORATION


                                   By:  /s/ Roy E. Posner
                                        -------------------------
                                        Senior Vice President and
                                        Chief Financial Officer

[SEAL]                                  Attest:



                                   By:  /s/ Barry Hirsch
                                        -------------------------
                                        Secretary



     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned indenture.

Dated:     December 9, 1996
                                        THE CHASE MANHATTAN BANK, as Trustee


                                   By:  /s/ Ronald J. Halleran
                                        -------------------------
                                        Authorized Officer

                                        4

                                  -----------

                                 ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -        Custodian
                           -------------------
                           (Cust)      (Minor)
                     Under Uniform Gifts to Minors Act

                     ---------------------------------
                                 (State)


Additional abbreviations may also be used though not in the above list.


                                  -----------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
|                                      |
 ------------------------------------------------------------------------------


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                    attorney to transfer said Security on the
               -----------------
books of the Company, with full power of substitution in the premises.


Dated:


                        ---------------------------------
                                 Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                      5

     Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation (the "Depository"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depository (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                            REGISTERED

                               LOEWS CORPORATION

                         6 3/4% SENIOR NOTE DUE 2006

                                                                 CUSIP 540424AK4


No. 002                                                           US$100,000,000

     LOEWS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of One Hundred Million Dollars ($100,000,000) on December 15, 2006, and to pay interest thereon from December 9, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing June 15, 1997, at the rate of 6 3/4% per annum, until the principal hereof becomes due and payable, and at such rate on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business of the Regular Record Date for such interest payment, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of his having been such Holder, and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however,
                                                      --------  --------
that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This security is one of a duly authorized issue of securities of the Company (the "Debt Securities"), issued or to be issued in one or more series under an indenture, dated as of March 1, 1986, as amended and supplemented by a supplemental indenture (the "Supplemental Indenture"), dated as of March 30, 1993 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the series designated on the face hereof limited in aggregate principal amount to $300,000,000.

     The Debt Securities of this series are not subject to redemption prior to maturity.

     If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Debt Securities to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

     Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Debt Securities of this series are issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series of different authorized denominations, as requested by the Holder surrendering the same.

     As provided in the Indenture and subject to certain limitations set forth, the transfer of this Debt Security is registerable in the Security Register of the Company, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     This Debt Security is in the form of a Global Security as provide in the Indenture. If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository for this Debt Security or if at any time the Depository for this series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall

                                        2

appoint a successor Depository with respect to this Debt Security. If a successor Depository for this Debt Security is not appointed by the Company within 90 days after the Company receives notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of certificates representing Debt Securities of this series in exchange for this Debt Security, will authenticate and deliver, certificates representing Debt Securities of this series of like tenor and terms in an aggregate principal amount equal to the principal amount of this Debt Security in exchange for this Debt Security.

     The Company may at any time and in its sole discretion determine that this Debt Security or portion hereof shall no longer be represented in the form of a Global Security. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of certificates representing Debt Securities of this series in exchange in whole or in part for this Debt Security, will authenticate and deliver certificates representing Debt Securities of this series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Debt Security or portion hereof in exchange for this Debt Security.

     If specified by the Company pursuant to the Indenture with respect to this Debt Security, the Depository may surrender this Debt Security in exchange in whole or in part for certificates representing Debt Securities of this series of like tenor and terms in definitive form on such terms as are acceptable to the Company and the Depository. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without a service charge,
(1) to each Holder specified by the Security Registrar or the Depository a certificate or certificates representing Debt Securities of this series of like tenor and terms and of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such Holder's beneficial interest as specified by the Security Registrar or the Depository in this Debt Security; and (2) to the Depository a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Debt Security and the aggregate principal amount of certificates representing Debt Securities delivered to Holders thereof.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due representation of this Debt Security for registration or transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal or of interest in this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental hereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Debt Securities of this series are subject to defeasance at the option of the Company as provided in the Indenture.

     All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                       3

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:     December 9, 1996
                                            LOEWS CORPORATION


                                        By: /s/ Roy E. Posner
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer


[SEAL]                                      Attest:



                                        By: /s/ Barry Hirsch
                                            -------------------------
                                            Secretary



     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned indenture.

Dated:     December 9, 1996
                                            THE CHASE MANHATTAN BANK, as Trustee


                                        By: /s/ Ronald J. Halleran
                                            ------------------------
                                            Authorized Officer

                                      4

                                 -----------

                                ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -        Custodian
                           -------------------
                           (Cust)      (Minor)
                     Under Uniform Gifts to Minors Act

                     ---------------------------------
                                (State)


Additional abbreviations may also be used though not in the above list.


                                 ------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
|                                      |
 ------------------------------------------------------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


-----------------------------
the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                attorney to transfer said Security on the books
               --------------
of the Company, with full power of substitution in the premises.


Dated:

                        ---------------------------------
                                 Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                        5